CONFIDENTIALITY AND NON-CIRCUMVENTION AGREEMENT

This AGREEMENT effective and entered into as of this November 28, 1999,

BETWEEN: GREG ORLANDELLA AND CORPORATE CAPITAL RESEARCH, INC.
                  24422 Santa Clara Dana Point, CA 92629

AND:              MCY.COM, INC. AND BERNHARD FRITSCH
                  1133 Avenue of the Americas, 28th Floor NY,NY 10036

In order to pursue mutual business purposes, the parties recognize that there may be a need to disclose to each other certain Confidential Information and to provide for mutual agreement to protect such Confidential Information which is to be used only for the stated purpose. In consideration of the mutual promises contained herein, the parties agree as follows:

1. This Agreement shall apply to all confidential and proprietary information disclosed by the parties to each other, including, but not limited to information listed in attached Schedule A (hereafter referred to as "Confidential Information").

2. The parties acknowledge that disclosure of the existence of discussions between them regarding the business purpose specified in Schedule A could result in irreparable damage to the business and goodwill of the other party, whether such disclosure should occur in the course of such discussions or should follow their discontinuation of discussions. Each party agrees to hold such discussions in strictest confidence and not disclose their existence, nature or substance to any third party for any reason without the prior written consent of the other.

3. Each party agrees to hold the Confidential Information of the other in strict confidence and not to disclose such Confidential Information to any third parties. Any party may disclose the other's Confidential Information to their respective responsible employees, but only to the extent necessary to carry out the purposes for which the Confidential Information was disclosed, and the parties agree to instruct all such employees not to disclose such Confidential Information to third parties, including consultants, without the prior written permission of the party disclosing such Confidential information.

4. The obligations under paragraph 3 shall not apply to Confidential Information which is already known to the receiving party at the time that it is disclosed, or which, before being divulged to the receiving party, (a) has become publicly known through no wrongful act of the receiving party; (b) has been rightfully received from a third party without restriction on disclosure and without breach of this Agreement;
         (c) has been independently developed by the receiving party; (d) has been approved for release by written authorization of the disclosing party; (e) has been furnished by the disclosing party to a third party without a similar restriction on disclosure; or (f) has been disclosed pursuant to a requirement of a governmental agency.

5. The parties hereby acknowledge that all Confidential Information shall be owned solely by the disclosing party and that the unauthorized disclosure or use of Confidential Information could cause irreparable harm and significant injury which may be difficult to ascertain. Accordingly, the parties agree that the disclosing party shall have the right to seek an immediate injunction enjoining any breach of this Agreement.

6. The parties hereby enter into a non-circumvention relationship whereby each will respect and will not circumvent the other with respect to any third party relationships introduced to the other, which relationships may include, but not be limited to funding sources.


SIGNED FOR AND ON BEHALF OF                    SIGNED FOR AND ON BEHALF OF
Greg Orlandella, Corporate Capital Research    Bernhard Fritsch, MCY.Com, Inc.


By: /s/ Greg Orlandella                        By: /s/ Bernhard Fritsch

Date:                                          Date:
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                                   SCHEDULE A

All information provided by the parties one to the other or by their representatives, either orally, in writing or in electronic form marked "confidential" and relating to all matters, including information relating to internet, internet eCommerce and communications and information systems.